UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer High
                                  Yield Fund

--------------------------------------------------------------------------------
                                  Semiannual Report | April 30, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbols:

                                  Class A   TAHYX
                                  Class C   PYICX
                                  Class R   TYHRX
                                  Class Y   TYHYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         40

Notes to Financial Statements                                                48

Trustees, Officers and Service Providers                                     64

                         Pioneer High Yield Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Yield Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund's performance for the six-month period ended April 30, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Fund. He is assisted by Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer High Yield Fund's Class A shares returned 4.28% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmarks, the ICE Bank of America Merrill Lynch (ICE BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 5.55% and 10.70%, respectively. During the same period, the average return of the 717 mutual funds in Morningstar's High Yield Bond Funds category was 4.69%.

Q Could you please describe the market environment for high-yield bonds during the six-month period ended April 30, 2019?

A Late 2018 saw investor sentiment for riskier assets weaken due to a range of concerns, including U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and political uncertainty. In mid-December, the U.S. Federal Reserve (the Fed) met expectations and raised its short-term rate target rate to the 2.25% to 2.50% range, its fourth rate hike in calendar year 2018, while also noting the potential for additional rate increases in 2019. In combination with signs of slowing global economic growth and yet another setback in the "Brexit" negotiations in the United Kingdom, fears that the Fed would overshoot on interest rates led to a spike in volatility in the market for risk assets. December 2018 saw the 10-year U.S. Treasury yield decline from 3.01% to 2.69%, as investors sought a safe haven from the market turmoil. Energy-related issues declined sharply as crude oil prices plunged over the fourth quarter, mainly due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted on monetary policy and took on a less aggressive tone, announcing an early end to its balance-sheet reduction program while also

4 Pioneer High Yield Fund | Semiannual Report | 4/30/19 indicating it would become more "data dependent" with regard to interest rates, thus putting further increases on hold, at least temporarily. In addition to the Fed's policy actions, weak economic data out of the euro zone and China led to renewed monetary accommodations from both the European Central Bank and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment during the first quarter of 2019. While the overall pace of gains moderated and there was some interim market volatility over the final weeks of the period, credit-sensitive assets continued to outperform interest-rate-sensitive issues through the end of April.

      U.S. high-yield prices received support over the period from a continued low default rate relative to historical averages. In addition, notably lower new-issue supply relative to the same period a year earlier more than balanced out the negative effects of outflows from high-yield mutual funds. Within the high-yield market, lower-rated issues outperformed higher-rated securities over the six-month period.

Q Please review the Fund's principal strategies during the six-month period ended April 30, 2019, and the degree to which they added to or detracted from returns versus the benchmark?

A We typically augment the Fund's high-yield bond holdings with allocations to other asset categories that we believe complement the core high-yield exposure, increase portfolio diversification*, and have potential for solid risk-reward profiles. That said, the Fund's non-core exposures were a drag on benchmark-relative performance during the six-month period. In particular, an allocation to insurance-linked securities (ILS) detracted from relative returns. The performance of ILS, which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, struggled during the period due to a number of claims-generating catastrophes occurring over the second half of 2018. The disasters included typhoons in Japan, hurricanes that hit the Southeastern U.S. and the Carolinas, and the worst California wildfire season on record. The Fund's exposure to floating-rate bank loans also detracted from benchmark-relative results, as the asset class underperformed high-yield corporates over the six-month period. Among the portfolio's non-core allocations, exposure to convertible bonds was the leading contributor to the Fund's benchmark-relative returns for the six-month period.


*     Diversification does not assure a profit nor protect against loss.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/19 5

      Within the Fund's core high-yield component, security selection results were strong and contributed positively to benchmark-relative performance. In sector terms, the top positive contributions came from the portfolio's holdings in basic industries, with relative value gained through an overweight to building & construction issuers as well as from security selection results within chemicals. Security selection within both the energy and services sectors also contributed meaningfully to the Fund's benchmark-relative results. Conversely, financial services holdings detracted the most from relative returns, as the Fund gave up some performance in the sector through adverse security selection. Security selection results also lagged within telecommunications, as the Fund's wireline holdings struggled, and within the transportation sector.

      Looking at rating tiers, the Fund's underweights to issues rated CCC and below aided benchmark-relative performance, while security selection was strong in the Ba and B-rated categories.

      With regard to individual portfolio holdings, the Fund's overweight position in Bausch Health (formerly Valeant Pharmaceuticals) contributed positively to benchmark-relative performance, as Bausch, an aggressive acquirer of drug companies, continued to de-leverage. Positions in the high-yield debt of home construction company Beazer Homes and wireless provider Sprint also contributed positively to the Fund's relative returns, as did exposure to the convertible debt of biopharmaceutical company Insmed.

      On the negative side of the ledger, a position in the high-yield debt of logistics-services provider Syncreon Global detracted from the Fund's benchmark-relative returns. Additionally, a portfolio overweight to wireline firm Windstream negatively affected performance, as the company had to file for bankruptcy after being on the receiving end of an unexpected adverse court ruling.

Q Did the Fund's income-generation/distributions** to shareholders change during the six-month period ended April 30, 2019?

A The Fund's income generation and distributions to shareholders remained relatively stable over the period. The portfolio's positions in convertible securities and common stocks resulted in a lower yield compared with a portfolio composed entirely of high-yield bonds, but we view those allocations as helping to improve the Fund's total-return profile.

**    Distributions are not guaranteed.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Q What role did derivatives play in the Fund's investment process and results?

A We invested in credit-default-swap indices during the period in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The strategy had a neutral effect on the Fund's performance.

Q     What is your assessment of the current climate for high-yield investing?

A While we currently view the bar as high for the Fed to implement any near-term change in the federal funds rate, market pricing continues to indicate a greater than 50% probability of a rate cut by year-end. We believe it will take a material deterioration in economic growth, particularly employment growth, for the Federal Open Market Committee to lower the target for its benchmark overnight lending rate. We believe if the Fed does not ultimately validate the easing currently priced into money market curves, Treasury yields will likely move higher. On balance, we expect longer-term Treasury yields to gradually trend higher over time, considering the strength of the U.S. economy.

      Our investment outlook is framed by expectations of solid near-term economic growth, a patient Fed (with respect to policy changes), and relatively low market volatility. Such an environment could be attractive for investors to earn the incremental income provided by assets that trade at a yield spread relative to Treasuries. (Credit, or yield spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We would note, however, that recent strong market performance has reduced the scope for near-term spread tightening and made the risk-reward profile less attractive across most credit-sensitive asset classes. We believe bond prices are mostly likely to receive support from spread tightening within the lower-quality, CCC-rated area of the market, and that issuer selection within that segment will be important.

      Despite a relative lack of new supply, we have remained highly selective. Our focus in both the new-issue and secondary markets remains on identifying what we believe to be fundamentally strong companies that may benefit from barriers to entry, and pricing power.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/19 7

Please refer to the Schedule of Investments on pages 17-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           77.7%
Senior Secured Floating Rate Loan Interests                                5.3%
Convertible Corporate Bonds                                                5.2%
U.S. Government and Agency Obligations                                     4.1%
Insurance-Linked Securities                                                3.5%
Convertible Preferred Stocks                                               1.5%
Collateralized Mortgage Obligations                                        1.4%
Common Stocks                                                              0.9%
Preferred Stock                                                            0.3%
Asset Backed Security                                                      0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Sprint Corp., 7.25%, 9/15/21                                                 2.63%
--------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 5/7/19                                                  2.60
--------------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 5/14/19                                                 1.31
--------------------------------------------------------------------------------------
 4. Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                             1.01
--------------------------------------------------------------------------------------
 5. Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                  0.84
--------------------------------------------------------------------------------------
 6. Wells Fargo & Co., 7.5%                                                      0.83
--------------------------------------------------------------------------------------
 7. Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                        0.82
--------------------------------------------------------------------------------------
 8. HCA, Inc., 5.375%, 2/1/25                                                    0.82
--------------------------------------------------------------------------------------
 9. Beazer Homes USA, Inc., 6.75%, 3/15/25                                       0.80
--------------------------------------------------------------------------------------
10. Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                  0.79
--------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/19 9

Prices and Distributions | 4/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                 4/30/19                  10/31/18
--------------------------------------------------------------------------------
           A                     $ 9.49                   $ 9.37
--------------------------------------------------------------------------------
           C                     $ 9.70                   $ 9.57
--------------------------------------------------------------------------------
           R                     $10.75                   $10.61
--------------------------------------------------------------------------------
           Y                     $ 9.50                   $ 9.38
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-4/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment        Short-Term           Long-Term
          Class         Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.2708            $ --                 $ --
--------------------------------------------------------------------------------
           C            $0.2353            $ --                 $ --
--------------------------------------------------------------------------------
           R            $0.2829            $ --                 $ --
--------------------------------------------------------------------------------
           Y            $0.2843            $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------------
                                ICE         ICE
             Net     Public     BofA ML     BofA ML All-
             Asset   Offering   U.S. High   Convertibles
             Value   Price      Yield       Speculative
Period       (NAV)   (POP)      Index       Quality Index
----------------------------------------------------------
10 years     9.78%    9.28%     10.19%      12.36%
5 years      3.35     2.40       4.84        5.64
1 year       4.28    -0.42       6.71        9.37
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------------
Gross
----------------------------------------------------------
1.14%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
4/09          $ 9,550         $10,000              $10,000
4/10          $14,481         $14,420              $15,974
4/11          $17,070         $16,350              $18,823
4/12          $16,785         $17,186              $17,599
4/13          $19,068         $19,599              $20,869
4/14          $20,600         $20,833              $24,374
4/15          $20,909         $21,368              $24,945
4/16          $19,954         $21,082              $22,798
4/17          $22,560         $23,962              $27,922
4/18          $23,289         $24,732              $29,320
4/19          $24,285         $26,391              $32,068

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------------
                               ICE          ICE
                               BofA ML      BofA ML All-
                               U.S. High    Convertibles
           If       If         Yield        Speculative
Period     Held     Redeemed   Index        Quality Index
----------------------------------------------------------
10 years   9.03%    9.03%      10.19%       12.36%
5 years    2.62     2.62        4.84         5.64
1 year     3.59     3.59        6.71         9.37
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------------
Gross
----------------------------------------------------------
1.86%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
4/09          $10,000         $10,000              $10,000
4/10          $15,051         $14,420              $15,974
4/11          $17,633         $16,350              $18,823
4/12          $17,232         $17,186              $17,599
4/13          $19,447         $19,599              $20,869
4/14          $20,863         $20,833              $24,374
4/15          $21,019         $21,368              $24,945
4/16          $19,929         $21,082              $22,798
4/17          $22,383         $23,962              $27,922
4/18          $22,922         $24,732              $29,320
4/19          $23,744         $26,391              $32,068

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Performance Update | 4/30/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------------
                             ICE           ICE
                   Net       BofA ML       BofA ML All-
                   Asset     U.S. High     Convertibles
                   Value     Yield         Speculative
Period             (NAV)     Index         Quality Index
----------------------------------------------------------
10 years           9.43%     10.19%        12.36%
5 years            2.97       4.84          5.64
1 year             3.97       6.71          9.37
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------------
Gross
----------------------------------------------------------
1.50%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
4/09          $10,000         $10,000              $10,000
4/10          $15,122         $14,420              $15,974
4/11          $17,787         $16,350              $18,823
4/12          $17,451         $17,186              $17,599
4/13          $19,751         $19,599              $20,869
4/14          $21,264         $20,833              $24,374
4/15          $21,509         $21,368              $24,945
4/16          $20,462         $21,082              $22,798
4/17          $23,061         $23,962              $27,922
4/18          $23,679         $24,732              $29,320
4/19          $24,619         $26,391              $32,068

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 13

Performance Update | 4/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------------
                              ICE           ICE
                  Net         BofA ML       BofA ML All-
                  Asset       U.S. High     Convertibles
                  Value       Yield         Speculative
Period            (NAV)       Index         Quality Index
----------------------------------------------------------
10 years          10.15%      10.19%        12.36%
5 years           3.65         4.84          5.64
1 year            4.69         6.71          9.37
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------------
Gross
----------------------------------------------------------
0.85%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
4/09          $ 5,000,000     $ 5,000,000          $ 5,000,000
4/10          $ 7,610,282     $ 7,210,199          $ 7,986,978
4/11          $ 9,013,739     $ 8,174,832          $ 9,411,589
4/12          $ 8,893,103     $ 8,593,176          $ 8,799,718
4/13          $10,134,227     $ 9,799,632          $10,434,446
4/14          $10,992,925     $10,416,630          $12,187,143
4/15          $11,180,583     $10,683,940          $12,472,273
4/16          $10,713,875     $10,541,165          $11,398,979
4/17          $12,147,030     $11,980,943          $13,961,054
4/18          $12,560,812     $12,366,040          $14,659,958
4/19          $13,149,829     $13,195,510          $16,033,824

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                      A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 11/1/18
--------------------------------------------------------------------------------
Ending Account               $1,042.80    $1,039.10    $1,040.90    $1,044.30
Value (after expenses)
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid                $    5.93    $    9.81    $    7.84    $    4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.94%, 1.55% and 0.89% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2018, through April 30, 2019.

--------------------------------------------------------------------------------
Share Class                      A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 11/1/18
--------------------------------------------------------------------------------
Ending Account               $1,018.99    $1,015.17    $1,017.11    $1,020.38
Value (after expenses)
on 4/30/19
--------------------------------------------------------------------------------
Expenses Paid                $    5.86    $    9.69    $    7.75    $    4.46
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.94%, 1.55% and 0.89% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Schedule of Investments | 4/30/19 (unaudited)

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                        UNAFFILIATED ISSUERS -- 96.8%
                        COMMON STOCKS -- 0.9% of Net Assets
                        Airlines -- 0.2%
       14,931(a)        United Continental Holdings, Inc.                                         $   1,326,769
                                                                                                  -------------
                        Total Airlines                                                            $   1,326,769
---------------------------------------------------------------------------------------------------------------
                        Chemicals -- 0.1%
        9,227           LyondellBasell Industries NV                                              $     814,098
                                                                                                  -------------
                        Total Chemicals                                                           $     814,098
---------------------------------------------------------------------------------------------------------------
                        Health Care Providers & Services -- 0.3%
      255,259(a)        BioScrip, Inc.                                                            $     490,097
        9,264           Cigna Corp.                                                                   1,471,494
                                                                                                  -------------
                        Total Health Care Providers & Services                                    $   1,961,591
---------------------------------------------------------------------------------------------------------------
                        Oil, Gas & Consumable Fuels -- 0.2%
    6,967,063^+(a)      Ascent CNR Corp.                                                          $   1,567,589
                                                                                                  -------------
                        Total Oil, Gas & Consumable Fuels                                         $   1,567,589
---------------------------------------------------------------------------------------------------------------
                        Technology Hardware, Storage & Peripherals -- 0.1%
       33,088(a)        NCR Corp.                                                                 $     957,898
                                                                                                  -------------
                        Total Technology Hardware, Storage & Peripherals                          $     957,898
---------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost $3,267,901)                                                         $   6,627,945
---------------------------------------------------------------------------------------------------------------
                        CONVERTIBLE PREFERRED STOCKS --
                        1.4% of Net Assets
                        Banks -- 1.4%
        3,500(b)        Bank of America Corp., 7.25%                                              $   4,621,785
        4,715(b)        Wells Fargo & Co., 7.5%                                                       6,164,580
                                                                                                  -------------
                        Total Banks                                                               $  10,786,365
---------------------------------------------------------------------------------------------------------------
                        Health Care Providers & Services -- 0.0%+
          742^+(a)      BioScrip, Inc.                                                            $      98,857
                                                                                                  -------------
                        Total Health Care Providers & Services                                    $      98,857
---------------------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCKS
                        (Cost $9,974,672)                                                         $  10,885,222
---------------------------------------------------------------------------------------------------------------
                        PREFERRED STOCK -- 0.3% of Net Assets
                        Consumer Finance -- 0.3%
       97,845(c)        GMAC Capital Trust I, 8.469% (3 Month USD LIBOR +
                        579 bps), 2/15/40                                                         $   2,573,323
                                                                                                  -------------
                        Total Consumer Finance                                                    $   2,573,323
---------------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost $2,331,191)                                                         $   2,573,323
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 17

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        ASSET BACKED SECURITY --
                        0.1% of Net Assets
      750,000           InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                        11/15/46 (144A)                                                           $     763,860
---------------------------------------------------------------------------------------------------------------
                        TOTAL ASSET BACKED SECURITY
                        (Cost $750,000)                                                           $     763,860
---------------------------------------------------------------------------------------------------------------
                        COLLATERALIZED MORTGAGE OBLIGATIONS --
                        1.4% of Net Assets
    1,861,675           Banc of America Commercial Mortgage Trust, Series 2007-4,
                        Class H, 5.928%, 2/10/51                                                  $   1,777,900
    1,854,722(c)        COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                        Class B, 5.802%, 5/15/46                                                      1,860,700
      170,398(c)        COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                        Class C, 5.802%, 5/15/46                                                        175,321
    1,300,000(d)        COMM Mortgage Trust, Series 2014-FL5, Class D, 3.87%
                        (1 Month USD LIBOR + 400 bps),10/15/31 (144A)                                 1,285,224
      400,000(c)        COMM Mortgage Trust, Series 2014-UBS4, Class D, 4.845%,
                        8/10/47 (144A)                                                                  362,916
      284,904           Global Mortgage Securitization, Ltd., Series 2004-A,
                        Class B1, 5.25%, 11/25/32 (144A)                                                199,405
    2,513,900(c)        GMAT Trust, Series 2013-1A, Class M, 5.0%,
                        11/25/43 (144A)                                                               1,538,727
      600,000(c)        JP Morgan Chase Commercial Mortgage Securities Trust,
                        Series 2013-LC11, Class D, 4.307%, 4/15/46                                      530,078
    1,250,000(c)        Morgan Stanley Bank of America Merrill Lynch Trust, Series
                        2014-C17, Class D, 4.859%, 8/15/47 (144A)                                     1,190,712
    1,100,000(c)        Ready Capital Mortgage Trust, Series 2019-5, Class E,
                        5.647%, 2/25/52 (144A)                                                          902,653
      650,000(c)        Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                        Class D, 3.957%, 12/15/47 (144A)                                                598,074
      200,000(c)        WFRBS Commercial Mortgage Trust, Series 2011-C4,
                        Class E, 5.397%, 6/15/44 (144A)                                                 197,047
---------------------------------------------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                        (Cost $11,258,859)                                                        $  10,618,757
---------------------------------------------------------------------------------------------------------------
                        CONVERTIBLE CORPORATE BONDS --
                        4.9% of Net Assets
                        Biotechnology -- 1.3%
    2,412,000           Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                              $   2,313,485
    3,275,000           Insmed, Inc., 1.75%, 1/15/25                                                  3,408,047
    2,455,000           Medicines Co., 2.5%, 1/15/22                                                  2,653,787
      955,000           Medicines Co., 2.75%, 7/15/23                                                   873,442
      632,000           Medicines Co., 3.5%, 1/15/24 (144A)                                             905,638
                                                                                                  -------------
                        Total Biotechnology                                                       $  10,154,399
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Commercial Services -- 0.2%
    1,250,000           Macquarie Infrastructure Corp., 2.0%, 10/1/23                             $   1,096,904
                                                                                                  -------------
                        Total Commercial Services                                                 $   1,096,904
---------------------------------------------------------------------------------------------------------------
                        Computers -- 0.3%
    2,172,000           Pure Storage, Inc., 0.125%, 4/15/23                                       $   2,397,759
                                                                                                  -------------
                        Total Computers                                                           $   2,397,759
---------------------------------------------------------------------------------------------------------------
                        Engineering & Construction -- 0.1%
    1,040,000           Dycom Industries, Inc., 0.75%, 9/15/21                                    $     981,347
                                                                                                  -------------
                        Total Engineering & Construction                                          $     981,347
---------------------------------------------------------------------------------------------------------------
                        Healthcare-Products -- 0.6%
    1,390,000           Endologix, Inc., 3.25%, 11/1/20                                           $     959,030
    3,491,000           Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                            3,791,750
                                                                                                  -------------
                        Total Healthcare-Products                                                 $   4,750,780
---------------------------------------------------------------------------------------------------------------
                        Internet -- 0.3%
    2,121,000           Palo Alto Networks, Inc., 0.75%, 7/1/23 (144A)                            $   2,404,068
                                                                                                  -------------
                        Total Internet                                                            $   2,404,068
---------------------------------------------------------------------------------------------------------------
                        Media -- 0.4%
    3,351,000           DISH Network Corp., 2.375%, 3/15/24                                       $   2,912,718
                                                                                                  -------------
                        Total Media                                                               $   2,912,718
---------------------------------------------------------------------------------------------------------------
                        Oil & Gas -- 0.4%
    3,270,000           Oasis Petroleum, Inc., 2.625%, 9/15/23                                    $   3,126,556
                                                                                                  -------------
                        Total Oil & Gas                                                           $   3,126,556
---------------------------------------------------------------------------------------------------------------
                        Semiconductors -- 0.2%
    1,372,000           ON Semiconductor Corp., 1.625%, 10/15/23                                  $   1,801,505
                                                                                                  -------------
                        Total Semiconductors                                                      $   1,801,505
---------------------------------------------------------------------------------------------------------------
                        Software -- 0.8%
    3,475,000           Akamai Technologies, Inc., 0.125%, 5/1/25 (144A)                          $   3,678,382
    2,785,000           Synchronoss Technologies, Inc., 0.75%, 8/15/19                                2,757,182
                                                                                                  -------------
                        Total Software                                                            $   6,435,564
---------------------------------------------------------------------------------------------------------------
                        Transportation -- 0.3%
    2,170,000           SEACOR Holdings, Inc., 3.0%, 11/15/28                                     $   2,110,204
                                                                                                  -------------
                        Total Transportation                                                      $   2,110,204
---------------------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE CORPORATE BONDS
                        (Cost $37,192,363)                                                        $  38,171,804
---------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS -- 74.4% of Net Assets
                        Advertising -- 0.5%
    4,591,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                   $   3,879,395
                                                                                                  -------------
                        Total Advertising                                                         $   3,879,395
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Aerospace & Defense -- 1.0%
    3,850,000           Bombardier, Inc., 6.0%, 10/15/22 (144A)                                   $   3,852,406
    1,550,000           Bombardier, Inc., 7.5%, 3/15/25 (144A)                                        1,555,812
    2,280,000           Bombardier, Inc., 7.875%, 4/15/27 (144A)                                      2,294,250
                                                                                                  -------------
                        Total Aerospace & Defense                                                 $   7,702,468
---------------------------------------------------------------------------------------------------------------
                        Agriculture -- 0.2%
    1,749,000           Darling Ingredients, Inc., 5.25%, 4/15/27 (144A)                          $   1,779,607
                                                                                                  -------------
                        Total Agriculture                                                         $   1,779,607
---------------------------------------------------------------------------------------------------------------
                        Airlines -- 0.3%
    1,920,000           Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                        3/15/20 (144A)                                                            $   1,935,168
                                                                                                  -------------
                        Total Airlines                                                            $   1,935,168
---------------------------------------------------------------------------------------------------------------
                        Auto Manufacturers -- 0.3%
    1,860,000           Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                $   1,955,834
                                                                                                  -------------
                        Total Auto Manufacturers                                                  $   1,955,834
---------------------------------------------------------------------------------------------------------------
                        Auto Parts & Equipment -- 1.0%
    4,275,000           American Axle & Manufacturing, Inc., 6.25%, 3/15/26                       $   4,275,000
    3,852,000           Titan International, Inc., 6.5%, 11/30/23                                     3,697,920
                                                                                                  -------------
                        Total Auto Parts & Equipment                                              $   7,972,920
---------------------------------------------------------------------------------------------------------------
                        Banks -- 3.7%
    3,850,000(b)(c)     Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                      $   3,979,937
    3,960,000(b)(c)     BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                        415 bps) (144A)                                                               4,039,200
    1,097,000(b)(c)     Credit Suisse Group AG, 7.125% (5 Year USD Swap
                        Rate + 511 bps)                                                               1,143,623
    4,000,000           Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                               3,550,000
    4,135,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                 3,669,812
    1,885,000(b)(c)     ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                           1,907,997
    1,600,000(b)(c)     Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
                        546 bps) (144A)                                                               1,567,008
    2,000,000(b)(c)     Lloyds Banking Group Plc, 7.5% (5 Year USD Swap Rate +
                        450 bps)                                                                      2,075,500
    3,538,000           Provident Funding Associates LP/PFG Finance Corp., 6.375%,
                        6/15/25 (144A)                                                                3,308,030
      604,000(b)(c)     Societe Generale SA, 8.0% (5 Year USD 1100 Run ICE
                        Swap Rate + 587 bps) (144A)                                                     654,585
    1,500,000(b)(c)     UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                        Swap Rate + 434 bps) (144A)                                                   1,563,705
    1,141,000(b)(c)     UBS Group Funding Switzerland AG, 7.125% (5 Year USD
                        Swap Rate + 588 bps)                                                          1,198,050
                                                                                                  -------------
                        Total Banks                                                               $  28,657,447
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Building Materials -- 1.9%
    4,840,000           American Woodmark Corp., 4.875%, 3/15/26 (144A)                           $   4,797,650
    5,424,000           Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                             5,437,560
    1,592,000           Standard Industries, Inc., 5.375%, 11/15/24 (144A)                            1,621,850
    2,918,000           Summit Material LLC/Summit Materials Finance Corp.,
                        6.5%, 3/15/27 (144A)                                                          3,016,483
                                                                                                  -------------
                        Total Building Materials                                                  $  14,873,543
---------------------------------------------------------------------------------------------------------------
                        Chemicals -- 3.4%
    1,437,000           CF Industries, Inc., 4.95%, 6/1/43                                        $   1,260,522
    2,607,000           CF Industries, Inc., 5.375%, 3/15/44                                          2,385,926
    4,676,000           Chemours Co., 7.0%, 5/15/25                                                   4,944,870
    1,495,000           Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                        7.0%, 4/15/25 (144A)                                                          1,545,008
    4,300,000           NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                   4,203,250
      859,000           NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                       835,378
    1,000,000           Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                        4/30/26 (144A)                                                                  930,000
    3,600,000           OCI NV, 6.625%, 4/15/23 (144A)                                                3,749,400
    3,765,000           Olin Corp., 5.0%, 2/1/30                                                      3,727,350
    2,400,000           Trinseo Materials Operating SCA/Trinseo Materials Finance,
                        Inc., 5.375%, 9/1/25 (144A)                                                   2,334,000
                                                                                                  -------------
                        Total Chemicals                                                           $  25,915,704
---------------------------------------------------------------------------------------------------------------
                        Coal -- 0.6%
    4,474,000           SunCoke Energy Partners LP/SunCoke Energy Partners
                        Finance Corp., 7.5%, 6/15/25 (144A)                                       $   4,513,147
                                                                                                  -------------
                        Total Coal                                                                $   4,513,147
---------------------------------------------------------------------------------------------------------------
                        Commercial Services -- 4.6%
    1,814,000           Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                             $   1,800,395
    4,341,000           Brink's Co., 4.625%, 10/15/27 (144A)                                          4,189,065
    2,125,000           Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                  2,093,125
    2,302,000           Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                2,371,060
    1,550,000           Garda World Security Corp., 8.75%, 5/15/25 (144A)                             1,461,185
    1,275,000           Prime Security Services Borrower LLC/Prime Finance, Inc.,
                        5.25%, 4/15/24 (144A)                                                         1,278,188
    1,335,000           Prime Security Services Borrower LLC/Prime Finance, Inc.,
                        5.75%, 4/15/26 (144A)                                                         1,348,617
    3,535,000           Prime Security Services Borrower LLC/Prime Finance, Inc.,
                        9.25%, 5/15/23 (144A)                                                         3,725,713
    3,000,000           StoneMor Partners LP/Cornerstone Family Services WV,
                        7.875%, 6/1/21                                                                2,730,000
    2,365,000           Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                             2,010,250
      700,000           United Rentals North America, Inc., 4.625%, 10/15/25                            694,750
      700,000           United Rentals North America, Inc., 4.875%, 1/15/28                             694,750
    1,950,000           United Rentals North America, Inc., 5.25%, 1/15/30                            1,959,750
    2,020,000           United Rentals North America, Inc., 5.5%, 5/15/27                             2,080,600

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 21

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Commercial Services -- (continued)
      385,000           United Rentals North America, Inc., 5.875%, 9/15/26                       $     402,325
    3,381,000           United Rentals North America, Inc., 6.5%, 12/15/26                            3,617,670
    3,249,000           Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                  3,435,818
                                                                                                  -------------
                        Total Commercial Services                                                 $  35,893,261
---------------------------------------------------------------------------------------------------------------
                        Computers -- 0.3%
    2,100,000           Western Digital Corp., 4.75%, 2/15/26                                     $   2,026,500
                                                                                                  -------------
                        Total Computers                                                           $   2,026,500
---------------------------------------------------------------------------------------------------------------
                        Distribution & Wholesale -- 0.8%
    3,950,000           Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                       $   3,950,000
    1,877,000           H&E Equipment Services, Inc., 5.625%, 9/1/25                                  1,905,155
                                                                                                  -------------
                        Total Distribution & Wholesale                                            $   5,855,155
---------------------------------------------------------------------------------------------------------------
                        Diversified Financial Services -- 1.7%
    2,848,000           Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                       $   2,908,520
    2,550,000           Avation Capital SA, 6.5%, 5/15/21 (144A)                                      2,550,000
      470,000           Nationstar Mortgage Holdings, Inc., 8.125%,
                        7/15/23 (144A)                                                                  473,525
    1,848,000           Nationstar Mortgage Holdings, Inc., 9.125%,
                        7/15/26 (144A)                                                                1,852,620
    5,646,000           Nationstar Mortgage LLC/Nationstar Capital Corp.,
                        6.5%, 7/1/21                                                                  5,653,057
                                                                                                  -------------
                        Total Diversified Financial Services                                      $  13,437,722
---------------------------------------------------------------------------------------------------------------
                        Electric -- 1.3%
    2,546,000           Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                     $   2,603,285
    1,669,000           NRG Energy, Inc., 6.25%, 5/1/24                                               1,722,742
      710,000           NRG Energy, Inc., 7.25%, 5/15/26                                                773,013
      320,035           NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                        12/15/25 (144A)                                                                 344,037
       50,000           Talen Energy Supply LLC, 4.6%, 12/15/21                                          48,250
    4,102,000           Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                             4,209,678
                                                                                                  -------------
                        Total Electric                                                            $   9,701,005
---------------------------------------------------------------------------------------------------------------
                        Electrical Components & Equipment -- 0.2%
EUR 1,530,000           Belden, Inc., 3.875%, 3/15/28 (144A)                                      $   1,774,824
                                                                                                  -------------
                        Total Electrical Components & Equipment                                   $   1,774,824
---------------------------------------------------------------------------------------------------------------
                        Energy-Alternate Sources -- 0.1%
      615,000           TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                      $     608,081
                                                                                                  -------------
                        Total Energy-Alternate Sources                                            $     608,081
---------------------------------------------------------------------------------------------------------------
                        Entertainment -- 2.3%
    1,725,000           Cirsa Finance International S.a.r.l., 7.875%,
                        12/20/23 (144A)                                                           $   1,785,620
    3,514,000           Enterprise Development Authority, 12.0%, 7/15/24 (144A)                       3,601,850
      785,000           International Game Technology Plc, 6.25%, 1/15/27 (144A)                        825,282

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Entertainment -- (continued)
      903,000           Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                        $     891,713
    1,450,000           Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                   1,442,297
    6,000,000           Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                   6,217,500
    2,618,000           Scientific Games International, Inc., 10.0%, 12/1/22                          2,755,445
                                                                                                  -------------
                        Total Entertainment                                                       $  17,519,707
---------------------------------------------------------------------------------------------------------------
                        Environmental Control -- 1.8%
    4,182,000           Covanta Holding Corp., 6.0%, 1/1/27                                       $   4,255,185
    3,647,000           GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                3,546,708
    2,155,000           GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                  2,244,993
    3,668,000           Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                  3,713,850
                                                                                                  -------------
                        Total Environmental Control                                               $  13,760,736
---------------------------------------------------------------------------------------------------------------
                        Food -- 2.5%
    3,765,000           Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                        LP/Albertson's LLC, 5.75%, 3/15/25                                        $   3,736,762
    1,178,000           Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                        LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                      1,248,680
    2,241,000           C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                             2,235,398
    1,752,000           Ingles Markets, Inc., 5.75%, 6/15/23                                          1,773,900
    2,738,000           JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                        2/15/28 (144A)                                                                2,895,435
    1,740,000           JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                        6.5%, 4/15/29 (144A)                                                          1,844,400
    1,838,000           Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                 1,897,735
    2,306,000           Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                   2,331,089
    1,265,000           Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                    1,163,800
                                                                                                  -------------
                        Total Food                                                                $  19,127,199
---------------------------------------------------------------------------------------------------------------
                        Forest Products & Paper -- 0.5%
    3,718,000           Schweitzer-Mauduit International, Inc., 6.875%,
                        10/1/26 (144A)                                                            $   3,820,245
                                                                                                  -------------
                        Total Forest Products & Paper                                             $   3,820,245
---------------------------------------------------------------------------------------------------------------
                        Healthcare-Services -- 3.1%
    2,291,000           Centene Corp., 5.375%, 6/1/26 (144A)                                      $   2,383,167
      800,000           CHS/Community Health Systems, Inc., 6.25%, 3/31/23                              779,000
    5,733,000           HCA, Inc., 5.375%, 2/1/25                                                     6,033,982
      847,000           HCA, Inc., 5.625%, 9/1/28                                                       902,055
      563,000           HCA, Inc., 5.875%, 2/1/29                                                       605,929
    3,465,000           Molina Healthcare, Inc., 5.375%, 11/15/22                                     3,616,594
    3,069,000           RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                        5/1/23 (144A)                                                                 3,263,690
    2,215,000           Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)                          2,275,913
    4,075,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                                    4,207,437
                                                                                                  -------------
                        Total Healthcare-Services                                                 $  24,067,767
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 23

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Home Builders -- 3.5%
    2,000,000           Beazer Homes USA, Inc., 5.875%, 10/15/27                                  $   1,805,000
    6,095,000           Beazer Homes USA, Inc., 6.75%, 3/15/25                                        5,881,675
    4,767,000           KB Home, 6.875%, 6/15/27                                                      4,975,556
    1,465,000           Lennar Corp., 4.75%, 11/15/22                                                 1,499,501
    4,790,000           Lennar Corp., 4.75%, 11/29/27                                                 4,883,165
    1,200,000           Meritage Homes Corp., 6.0%, 6/1/25                                            1,272,000
    2,360,000           Meritage Homes Corp., 7.0%, 4/1/22                                            2,525,200
    4,090,000           Taylor Morrison Communities, Inc./Taylor Morrison Holdings
                        II, Inc., 5.875%, 4/15/23 (144A)                                              4,207,918
                                                                                                  -------------
                        Total Home Builders                                                       $  27,050,015
---------------------------------------------------------------------------------------------------------------
                        Home Furnishings -- 0.2%
    1,750,000           Tempur Sealy International, Inc., 5.5%, 6/15/26                           $   1,741,162
                                                                                                  -------------
                        Total Home Furnishings                                                    $   1,741,162
---------------------------------------------------------------------------------------------------------------
                        Internet -- 0.7%
    1,597,000           Netflix, Inc., 4.375%, 11/15/26                                           $   1,579,034
    3,907,000           Netflix, Inc., 5.375%, 11/15/29 (144A)                                        3,955,838
                                                                                                  -------------
                        Total Internet                                                            $   5,534,872
---------------------------------------------------------------------------------------------------------------
                        Iron & Steel -- 0.9%
    1,218,000           Commercial Metals Co., 4.875%, 5/15/23                                    $   1,230,180
    1,230,000           Commercial Metals Co., 5.375%, 7/15/27                                        1,211,550
    4,310,000           Commercial Metals Co., 5.75%, 4/15/26                                         4,353,100
                                                                                                  -------------
                        Total Iron & Steel                                                        $   6,794,830
---------------------------------------------------------------------------------------------------------------
                        Leisure Time -- 0.8%
    4,640,000           Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                              $   4,616,800
    1,850,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                        1,836,125
                                                                                                  -------------
                        Total Leisure Time                                                        $   6,452,925
---------------------------------------------------------------------------------------------------------------
                        Lodging -- 0.3%
    2,486,000           MGM Resorts International, 5.5%, 4/15/27                                  $   2,563,687
                                                                                                  -------------
                        Total Lodging                                                             $   2,563,687
---------------------------------------------------------------------------------------------------------------
                        Machinery-Diversified -- 0.6%
    4,329,000           Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                   $   4,653,675
                                                                                                  -------------
                        Total Machinery-Diversified                                               $   4,653,675
---------------------------------------------------------------------------------------------------------------
                        Media -- 3.9%
    1,840,000           Altice Financing SA, 6.625%, 2/15/23 (144A)                               $   1,886,000
    2,290,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.0%,
                        2/1/28 (144A)                                                                 2,287,138
    4,425,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%,
                        2/15/26 (144A)                                                                4,621,912
    3,052,000           Clear Channel Worldwide Holdings, Inc., 9.25%,
                        2/15/24 (144A)                                                                3,284,715
    2,000,000           CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                       2,032,500

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Media -- (continued)
    1,055,000           CSC Holdings LLC, 5.5%, 5/15/26 (144A)                                    $   1,083,353
    2,005,000           CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                        2,065,411
    1,670,000           CSC Holdings LLC, 6.625%, 10/15/25 (144A)                                     1,774,375
    2,650,000           Gray Television, Inc., 5.875%, 7/15/26 (144A)                                 2,731,169
      936,000           Gray Television, Inc., 7.0%, 5/15/27 (144A)                                   1,010,587
    2,693,000           Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                       2,706,465
    2,283,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                 2,348,636
    1,808,000           Videotron, Ltd., 5.375%, 6/15/24 (144A)                                       1,898,400
                                                                                                  -------------
                        Total Media                                                               $  29,730,661
---------------------------------------------------------------------------------------------------------------
                        Metal Fabricate & Hardware -- 0.4%
    3,235,000           Novelis Corp., 5.875%, 9/30/26 (144A)                                     $   3,287,569
                                                                                                  -------------
                        Total Metal Fabricate & Hardware                                          $   3,287,569
---------------------------------------------------------------------------------------------------------------
                        Mining -- 1.4%
    2,550,000           Coeur Mining, Inc., 5.875%, 6/1/24                                        $   2,422,500
    3,358,000           First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                           3,143,927
    2,096,000           Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                  2,174,600
    2,008,000           Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                 2,088,320
    1,120,000           Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                           1,187,200
                                                                                                  -------------
                        Total Mining                                                              $  11,016,547
---------------------------------------------------------------------------------------------------------------
                        Miscellaneous Manufacturers -- 1.2%
    2,243,000           Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                             $   2,257,019
    2,600,000           Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                               2,600,000
    4,130,000           EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                                4,243,575
                                                                                                  -------------
                        Total Miscellaneous Manufacturers                                         $   9,100,594
---------------------------------------------------------------------------------------------------------------
                        Oil & Gas -- 7.1%
    1,356,000           Calumet Specialty Products Partners LP/Calumet Finance
                        Corp., 6.5%, 4/15/21                                                      $   1,311,930
    1,609,000           Centennial Resource Production LLC, 6.875%, 4/1/27 (144A)                     1,667,326
    3,242,000           Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                  3,247,382
    1,050,000           Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                              945,000
    3,340,000           Great Western Petroleum LLC/Great Western Finance Corp.,
                        9.0%, 9/30/21 (144A)                                                          2,713,750
    2,060,000           Gulfport Energy Corp., 6.0%, 10/15/24                                         1,806,373
    2,274,000           Halcon Resources Corp., 6.75%, 2/15/25                                        1,461,045
    5,198,000           Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                          4,821,145
    1,559,000           Jagged Peak Energy LLC, 5.875%, 5/1/26                                        1,566,795
    4,695,000           Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                              4,783,446
    1,025,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                                        1,030,125
      859,000           MEG Energy Corp., 7.0%, 3/31/24 (144A)                                          814,710
    4,054,000           Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                             4,084,405
    3,141,000           Oasis Petroleum, Inc., 6.875%, 3/15/22                                        3,152,779

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 25

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Oil & Gas -- (continued)
      540,000           Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                        8/15/25 (144A)                                                            $     544,725
    1,900,000           Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                        10/15/27 (144A)                                                               1,942,750
    2,888,000           Parsley Energy LLC/Parsley Finance Corp., 6.25%,
                        6/1/24 (144A)                                                                 2,996,300
    1,965,000           PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                         2,021,494
    4,172,000           Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                          4,088,560
      265,000           SM Energy Co., 6.125%, 11/15/22                                                 267,650
    2,020,000           SM Energy Co., 6.75%, 9/15/26                                                 1,934,150
      625,000           Sunoco LP/Sunoco Finance Corp., 5.875%, 3/15/28                                 640,625
    3,450,000           Transocean, Inc., 7.25%, 11/1/25 (144A)                                       3,415,500
    1,005,000           Whiting Petroleum Corp., 6.625%, 1/15/26                                      1,003,442
    1,900,000           WPX Energy, Inc., 5.25%, 9/15/24                                              1,961,750
      670,000           WPX Energy, Inc., 8.25%, 8/1/23                                                 764,637
                                                                                                  -------------
                        Total Oil & Gas                                                           $  54,987,794
---------------------------------------------------------------------------------------------------------------
                        Oil & Gas Services -- 1.6%
    2,635,000           Archrock Partners LP/Archrock Partners Finance Corp.,
                        6.0%, 10/1/22                                                             $   2,654,762
    2,700,000           Archrock Partners LP/Archrock Partners Finance Corp.,
                        6.875%, 4/1/27 (144A)                                                         2,811,375
      874,000           Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                       725,420
    1,865,000           Exterran Energy Solutions LP/EES Finance Corp.,
                        8.125%, 5/1/25                                                                1,930,275
    1,961,000           FTS International, Inc., 6.25%, 5/1/22                                        1,926,683
      795,000           SESI LLC, 7.75%, 9/15/24                                                        586,313
    1,300,000           USA Compression Partners LP/USA Compression Finance
                        Corp., 6.875%, 9/1/27 (144A)                                                  1,368,250
                                                                                                  -------------
                        Total Oil & Gas Services                                                  $  12,003,078
---------------------------------------------------------------------------------------------------------------
                        Packaging & Containers -- 1.8%
EUR   950,000(e)        ARD Finance SA, 6.625% (7.375% PIK or
                        0.0% cash), 9/15/23                                                       $   1,080,940
      950,000(e)        ARD Finance SA, 7.125% (7.875% PIK or
                        0.0% cash), 9/15/23                                                             951,187
    2,160,000           Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                        6.0%, 2/15/25 (144A)                                                          2,176,200
    4,453,000           Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                 4,987,360
      434,000           Greif, Inc., 6.5%, 3/1/27 (144A)                                                447,020
    1,060,000           Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                991,100
    2,790,000           Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/
                        Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                                2,884,163
                                                                                                  -------------
                        Total Packaging & Containers                                              $  13,517,970
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Pharmaceuticals -- 3.0%
    2,087,000           Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                        $   2,273,526
    2,470,000           Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                2,527,897
    7,439,000           Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                              7,496,280
      935,000           Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)                                  967,725
    1,250,000           Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                1,317,187
    3,011,000           BioScrip, Inc., 8.875%, 2/15/21                                               3,003,473
    1,460,000           Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                        2/1/25 (144A)                                                                 1,115,075
    1,757,000           Horizon Pharma USA, Inc., 6.625%, 5/1/23                                      1,809,710
      370,000           Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                                 399,600
    2,483,000           Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                 2,575,616
                                                                                                  -------------
                        Total Pharmaceuticals                                                     $  23,486,089
---------------------------------------------------------------------------------------------------------------
                        Pipelines -- 4.9%
    3,328,000           American Midstream Partners LP/American Midstream
                        Finance Corp., 9.5%, 12/15/21 (144A)                                      $   3,203,200
    3,150,000           Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                        6.125%, 11/15/22 (144A)                                                       3,181,500
    5,833,000           Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                         6,080,902
      913,000           DCP Midstream Operating LP, 3.875%, 3/15/23                                     913,000
    3,400,000           DCP Midstream Operating LP, 5.6%, 4/1/44                                      3,230,000
    2,800,000           Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                        6.75%, 5/15/25                                                                2,800,000
    1,414,000           Energy Transfer Operating LP, 5.875%, 1/15/24                                 1,543,480
       68,000           EnLink Midstream LLC, 5.375%, 6/1/29                                             68,258
      685,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                                     589,100
    1,973,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                                    1,778,166
    2,760,000           Genesis Energy LP/Genesis Energy Finance Corp.,
                        6.25%, 5/15/26                                                                2,732,400
    2,190,000           Genesis Energy LP/Genesis Energy Finance Corp.,
                        6.5%, 10/1/25                                                                 2,200,293
    1,545,000           Hess Infrastructure Partners LP/Hess Infrastructure Partners
                        Finance Corp., 5.625%, 2/15/26 (144A)                                         1,579,763
    1,532,000           NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                                       1,570,300
    2,200,000           PBF Logistics LP/PBF Logistics Finance Corp.,
                        6.875%, 5/15/23                                                               2,249,280
    2,695,000           Targa Resources Partners LP/Targa Resources Partners
                        Finance Corp., 4.25%, 11/15/23                                                2,691,705
      552,000           Targa Resources Partners LP/Targa Resources Partners
                        Finance Corp., 6.5%, 7/15/27 (144A)                                             591,330
    1,204,000           Williams Cos., Inc., 5.75%, 6/24/44                                           1,310,877
                                                                                                  -------------
                        Total Pipelines                                                           $  38,313,554
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 27

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Real Estate -- 0.3%
    1,480,000           Kennedy-Wilson, Inc., 5.875%, 4/1/24                                      $   1,494,800
      838,000           Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%,
                        4/1/27 (144A)                                                                   870,431
                                                                                                  -------------
                        Total Real Estate                                                         $   2,365,231
---------------------------------------------------------------------------------------------------------------
                        REITS -- 1.4%
    1,750,000           CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                         $   1,789,375
    6,000,000           Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                   5,808,750
    1,225,000           MPT Operating Partnership LP/MPT Finance Corp.,
                        5.0%, 10/15/27                                                                1,228,063
    2,075,000           Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                        6.0%, 4/15/23 (144A)                                                          1,992,000
                                                                                                  -------------
                        Total REITS                                                               $  10,818,188
---------------------------------------------------------------------------------------------------------------
                        Retail -- 0.5%
    2,735,000           Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                $   2,864,913
      900,000           JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                    769,500
                                                                                                  -------------
                        Total Retail                                                              $   3,634,413
---------------------------------------------------------------------------------------------------------------
                        Software -- 1.6%
    2,750,000           First Data Corp., 5.0%, 1/15/24 (144A)                                    $   2,819,052
    3,350,000           First Data Corp., 5.75%, 1/15/24 (144A)                                       3,452,594
    2,245,000           Open Text Corp., 5.875%, 6/1/26 (144A)                                        2,351,638
    1,409,000           Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                              1,313,892
    2,137,000           SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                                 2,191,761
                                                                                                  -------------
                        Total Software                                                            $  12,128,937
---------------------------------------------------------------------------------------------------------------
                        Telecommunications -- 5.7%
    1,645,000           Altice France SA, 8.125%, 2/1/27 (144A)                                   $   1,719,025
    1,996,000           CenturyLink, Inc., 5.8%, 3/15/22                                              2,051,065
    2,575,000           CenturyLink, Inc., 6.45%, 6/15/21                                             2,684,437
    1,510,000           CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                              1,411,850
    2,000,000           Frontier Communications Corp., 8.5%, 4/1/26 (144A)                            1,885,000
    2,500,000           Frontier Communications Corp., 8.75%, 4/15/22                                 1,731,250
    3,600,000           Frontier Communications Corp., 11.0%, 9/15/25                                 2,331,000
      475,000           Level 3 Financing, Inc., 5.375%, 5/1/25                                         483,835
   18,573,000           Sprint Corp., 7.25%, 9/15/21                                                 19,455,217
    2,050,000           T-Mobile USA, Inc., 4.75%, 2/1/28                                             2,067,938
    3,445,000           T-Mobile USA, Inc., 5.125%, 4/15/25                                           3,548,350
      700,000           T-Mobile USA, Inc., 6.0%, 4/15/24                                               728,875
      860,000           T-Mobile USA, Inc., 6.5%, 1/15/26                                               919,942
    2,471,000(f)        Windstream Services LLC/Windstream Finance Corp.,
                        6.375%, 8/1/23                                                                  543,620

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Telecommunications -- (continued)
    2,550,000(f)        Windstream Services LLC/Windstream Finance Corp.,
                        8.625%, 10/31/25 (144A)                                                   $   2,511,750
      705,000(f)        Windstream Services LLC/Windstream Finance Corp.,
                        8.75%, 12/15/24 (144A)                                                          155,100
                                                                                                  -------------
                        Total Telecommunications                                                  $  44,228,254
---------------------------------------------------------------------------------------------------------------
                        Transportation -- 0.0%+
    3,500,000+          syncreon Group BV/syncreon Global Finance US, Inc.,
                        8.625%, 11/1/21 (144A)                                                    $     175,000
                                                                                                  -------------
                        Total Transportation                                                      $     175,000
---------------------------------------------------------------------------------------------------------------
                        Trucking & Leasing -- 0.5%
    3,800,000           Fly Leasing, Ltd., 6.375%, 10/15/21                                       $   3,857,000
                                                                                                  -------------
                        Total Trucking & Leasing                                                  $   3,857,000
---------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                        (Cost $572,338,002)                                                       $ 574,219,480
---------------------------------------------------------------------------------------------------------------
                        INSURANCE-LINKED SECURITIES --
                        3.3% of Net Assets(g)
                        Catastrophe Linked Bonds -- 1.2%
                        Earthquakes -- California -- 0.2%
      500,000(d)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                           $     492,500
      800,000(d)        Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                                  793,600
                                                                                                  -------------
                                                                                                  $   1,286,100
---------------------------------------------------------------------------------------------------------------
                        Earthquakes -- Mexico -- 0.0%+
      350,000(d)        International Bank for Reconstruction & Development,
                        10.734% (3 Month USD LIBOR + 825 bps),
                        2/14/20 (144A)                                                            $     348,145
---------------------------------------------------------------------------------------------------------------
                        Earthquakes -- Peru -- 0.1%
      350,000(d)        International Bank for Reconstruction & Development,
                        8.484% (3 Month USD LIBOR + 600 bps),2/15/21 (144A)                       $     349,440
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- U.S. -- 0.6%
      750,000(d)        Caelus Re V, 2.92% (1 Month U.S. Treasury Bill +
                        50 bps), 6/5/20 (144A)                                                    $          75
      450,000(d)        Caelus Re V, 9.92% (3 Month U.S. Treasury Bill +
                        750 bps), 6/7/21 (144A)                                                         375,480
    1,000,000(d)        Kilimanjaro Re, 9.165% (3 Month U.S. Treasury Bill +
                        675 bps), 12/6/19 (144A)                                                        998,900
    1,250,000(d)        Kilimanjaro Re, 11.665% (3 Month U.S. Treasury Bill +
                        925 bps), 12/6/19 (144A)                                                      1,248,875
    1,000,000(d)        Kilimanjaro II Re, 12.941% (6 Month USD LIBOR +
                        949 bps), 4/20/21 (144A)                                                        993,300
    1,000,000(d)        Residential Reinsurance 2016, 7.615% (3 Month U.S.
                        Treasury Bill + 520 bps), 12/6/20 (144A)                                        969,500
                                                                                                  -------------
                                                                                                  $   4,586,130
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 29

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- Worldwide -- 0.3%
      600,000(d)        Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                        1/8/20 (144A)                                                             $     595,560
      600,000(d)        Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                        1/8/20 (144A)                                                                   596,520
      600,000(d)        Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                        1/8/21 (144A)                                                                   599,760
      250,000(d)        Galilei Re, 11.146% (6 Month USD LIBOR + 863 bps),
                        1/8/20 (144A)                                                                   248,875
      250,000(d)        Galilei Re, 11.166% (6 Month USD LIBOR + 863 bps),
                        1/8/21 (144A)                                                                   245,625
                                                                                                  -------------
                                                                                                  $   2,286,340
---------------------------------------------------------------------------------------------------------------
                        Pandemic -- Worldwide -- 0.0%+
      400,000(d)        International Bank for Reconstruction & Development,
                        13.965% (6 Month USD LIBOR + 1,150 bps),
                        7/15/20 (144A)                                                            $     310,000
                                                                                                  -------------
                        Total Catastrophe Linked Bonds                                            $   9,166,155
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                        Collateralized Reinsurance -- 0.6%
                        Multiperil -- U.S. -- 0.0%+
      500,000+(a)(x)    Kingsbarns Re 2017, 5/15/19                                               $      76,600
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- Worldwide -- 0.5%
      460,649+(a)(x)    Clarendon Re 2018, 1/15/20                                                $     410,125
    1,000,000+(a)(x)    Cypress Re 2017, 1/10/20                                                         86,600
      360,822+(a)(x)    Dartmouth Re 2018, 1/15/20                                                      194,988
      138,698+(a)(x)    Dartmouth Re 2019, 1/31/20                                                      112,412
      250,000+(a)(x)    Dingle Re 2019, 2/1/20                                                          230,264
      584,814+(a)(x)    Gloucester Re 2018, 1/15/20                                                     453,780
      553,354+(x)       Kilarney Re 2018, 4/15/19                                                       468,968
       24,000+(x)       Limestone Re 2016-1, 8/31/21                                                     88,548
       24,000+(x)       Limestone Re 2016-1, 8/31/21                                                     88,548
      400,000+(x)       Merion Re 2018, 12/31/21                                                         25,400
      415,430+(x)       Merion Re 2019-1, 12/31/22                                                      353,189
      250,000+(a)(x)    Old Head Re 2019, 12/31/22                                                      212,608
      333,342+(a)(x)    Oyster Bay Re 2018, 1/15/20                                                     302,541
      350,000+(a)(x)    Resilience Re, 7/26/19                                                          358,680
      800,000+(a)(x)    Resilience Re, 5/1/19                                                                80
      340,299+(a)(x)    Seminole Re 2018, 1/15/20                                                       140,373
       85,714+(x)       Seminole Re 2019, 1/31/20                                                        67,225
      442,599+(a)(x)    Walton Health Re 2018, 6/15/19                                                  221,300
      250,000+(a)(x)    Wentworth Re 2019-1, 12/31/22                                                   225,501
                                                                                                  -------------
                                                                                                  $   4,041,130
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Windstorms -- Florida -- 0.1%
      400,000+(x)       Formby Re 2018, 6/15/19                                                   $     409,549
      138,027+(a)(x)    Formby Re 2018-2, 3/31/19                                                         1,132
      750,000+(a)(x)    Portrush Re 2017, 6/15/19                                                       497,175
                                                                                                  -------------
                                                                                                  $     907,856
---------------------------------------------------------------------------------------------------------------
                        Windstorms -- U.S. Regional -- 0.0%+
      500,000+(a)(x)    Oakmont Re 2017, 4/15/19                                                  $      14,700
      400,000+(a)(y)    Promissum Re 2018, 6/15/19                                                       29,280
                                                                                                  -------------
                                                                                                  $      43,980
                                                                                                  -------------
                        Total Collateralized Reinsurance                                          $   5,069,566
---------------------------------------------------------------------------------------------------------------
                        Industry Loss Warranties -- 0.0%+
                        Multiperil -- U.S. -- 0.0%+
      372,500+(x)       Cypress Re 2018, 4/15/19                                                  $      27,192
                                                                                                  -------------
                        Total Industry Loss Warranties                                            $      27,192
---------------------------------------------------------------------------------------------------------------
                        Reinsurance Sidecars -- 1.5%
                        All Natural Peril -- Worldwide -- 0.3%
      785,000+(a)(x)    Eden Re II, 3/22/23 (144A)                                                $     818,441
      600,000+(a)(z)    Thopas Re 2019, 12/31/22                                                        613,500
      397,146+(a)(x)    Versutus Re 2019-A, 12/31/21                                                    402,468
                                                                                                  -------------
                                                                                                  $   1,834,409
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- U.S. -- 0.2%
    4,500,000+(a)(x)    Carnoustie Re 2015, 7/1/19                                                $      14,400
    3,600,000+(a)(x)    Carnoustie Re 2016, 11/30/20                                                     97,200
    1,500,000+(a)(x)    Carnoustie Re 2017, 11/30/21                                                    381,300
      300,000+(a)(x)    Carnoustie Re 2018, 12/31/21                                                     29,940
    1,400,000+(a)(z)    Harambee Re 2018, 12/31/21                                                      260,172
      973,488+(a)(z)    Harambee Re 2019, 12/31/22                                                      984,975
    1,500,000+(a)(x)    Prestwick Re 2015-1, 7/1/19                                                      25,500
                                                                                                  -------------
                                                                                                  $   1,793,487
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- Worldwide -- 1.0%
      700,000+(a)(x)    Alturas Re 2019-2, 3/10/22                                                $     707,420
    1,000,000+(a)(x)    Arlington Re 2015, 2/1/20                                                        48,600
    1,000,000+(a)(x)    Bantry Re 2016, 3/31/20                                                          80,600
      500,000+(a)(x)    Bantry Re 2017, 3/31/20                                                         158,550
      400,000+(a)(x)    Bantry Re 2018, 12/31/21                                                         24,560
      400,000+(a)(x)    Bantry Re 2019, 12/31/21                                                        407,081
    2,152,482+(x)       Berwick Re 2018-1, 12/31/21                                                     355,375
    1,150,000+(a)(x)    Berwick Re 2019-1, 12/31/22                                                   1,176,220
      400,000+(a)(z)    Blue Lotus Re 2018, 12/31/21                                                    426,640
       37,500+(a)(x)    Eden Re II, 3/22/22 (144A)                                                       88,395
       15,000+(a)(x)    Eden Re II, 3/22/22 (144A)                                                       36,453

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 31

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Multiperil -- Worldwide -- (continued)
    2,400,000+(a)(x)    Gleneagles Re 2016, 11/30/20                                              $     148,800
      400,000+(a)(x)    Gleneagles Re 2018, 12/31/21                                                     47,320
      400,000+(a)(x)    Limestone Re 2018, 3/1/22                                                       420,400
      800,000+(a)(z)    Lorenz Re 2017, 3/31/20                                                          47,680
      800,000+(a)(z)    Lorenz Re 2018, 7/1/21                                                          591,120
      900,000+(a)(x)    Merion Re 2018-2, 12/31/21                                                      895,410
    4,500,000+(a)(x)    Pangaea Re 2015-1, 2/1/20                                                         8,100
    5,800,000+(x)       Pangaea Re 2015-2, 11/30/19                                                       5,220
    4,200,000+(x)       Pangaea Re 2016-1, 11/30/20                                                       5,460
    2,000,000+(x)       Pangaea Re 2016-2, 11/30/20                                                       7,800
    1,100,000+(a)(x)    Pangaea Re 2017-1, 11/30/21                                                          --
      500,000+(a)(x)    Pangaea Re 2018-1, 12/31/21                                                      29,400
      500,000+(a)(x)    Pangaea Re 2018-3, 7/1/22                                                       426,650
      409,624+(a)(x)    Pangaea Re 2019-1, 2/1/23                                                       415,563
    1,000,000+(a)(x)    St. Andrews Re 2017-1, 2/1/20                                                    67,800
      868,992+(a)(x)    St. Andrews Re 2017-4, 6/1/19                                                    85,509
      250,000+(a)(z)    Thopas Re 2018, 12/31/21                                                         42,175
    1,100,000+(a)(x)    Versutus Re 2017, 11/30/21                                                        5,280
      450,000+(a)(x)    Versutus Re 2018, 12/31/21                                                       31,455
       52,853+(a)(x)    Versutus Re 2019-B, 12/31/21                                                     53,561
      300,000+(a)(z)    Viribus Re 2018, 12/31/21                                                        94,740
      127,384+(a)(z)    Viribus Re 2019, 12/31/22                                                       133,919
      405,831+(a)(x)    Woburn Re 2018, 12/31/21                                                        172,478
      419,863+(a)(x)    Woburn Re 2019, 12/31/22                                                        432,138
                                                                                                  -------------
                                                                                                  $   7,677,872
                                                                                                  -------------
                        Total Reinsurance Sidecars                                                $  11,305,768
---------------------------------------------------------------------------------------------------------------
                        TOTAL INSURANCE-LINKED SECURITIES
                        (Cost $27,292,925)                                                        $  25,568,681
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                        SENIOR SECURED FLOATING RATE LOAN
                        INTERESTS -- 5.1% of Net Assets*(d)
                        Automobile -- 0.8%
        2,262           Allison Transmission, Inc., Initial Term Loan, 4.479%
                        (LIBOR + 200 bps), 3/29/26                                                $       2,283
    1,733,348           CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                        5.229% (LIBOR + 275 bps), 11/8/23                                             1,610,280
    4,817,032           Tower Automotive Holdings USA LLC, Initial Term Loan,
                        5.25% (LIBOR + 275 bps), 3/7/24                                               4,774,883
                                                                                                  -------------
                        Total Automobile                                                          $   6,387,446
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Buildings & Real Estate -- 0.3%
    2,346,633           Builders FirstSource, Inc., Refinancing Term Loan, 5.601%
                        (LIBOR + 300 bps), 2/29/24                                                $   2,320,966
                                                                                                  -------------
                        Total Buildings & Real Estate                                             $   2,320,966
---------------------------------------------------------------------------------------------------------------
                        Computers & Electronics -- 0.3%
    2,058,711           ON Semiconductor Corp., 2018 New Replacement
                        Term B-3 Loan, 4.233% (LIBOR + 175 bps), 3/31/23                          $   2,053,243
                                                                                                  -------------
                        Total Computers & Electronics                                             $   2,053,243
---------------------------------------------------------------------------------------------------------------
                        Diversified & Conglomerate Service -- 0.2%
      403,974           IAP Worldwide Services, Inc., Second Lien Term Loan,
                        9.101% (LIBOR + 650 bps), 7/18/19                                         $     404,984
      770,000           National Mentor Holdings, Inc. (aka Civitas Solutions,
                        Inc.), First Lien Initial Term Loan, 6.74% (LIBOR +
                        425 bps), 3/9/26                                                                773,007
       48,000           National Mentor Holdings, Inc. (aka Civitas Solutions,
                        Inc.), First Lien Initial Term C Loan, 6.74%
                        (LIBOR + 425 bps), 3/9/26                                                        48,187
                                                                                                  -------------
                        Total Diversified & Conglomerate Service                                  $   1,226,178
---------------------------------------------------------------------------------------------------------------
                        Healthcare, Education & Childcare -- 0.9%
    1,065,625           Alliance HealthCare Services, Inc., First Lien Initial Term
                        Loan, 6.983% (LIBOR + 450 bps), 10/24/23                                  $   1,072,285
    1,802,888           Kinetic Concepts, Inc., Dollar Term Loan, 5.851% (LIBOR +
                        325 bps), 2/2/24                                                              1,810,550
    3,672,388           Regionalcare Hospital Partners Holdings, Inc., First Lien
                        Term B Loan, 6.987% (LIBOR + 450 bps), 11/16/25                               3,701,077
                                                                                                  -------------
                        Total Healthcare, Education & Childcare                                   $   6,583,912
---------------------------------------------------------------------------------------------------------------
                        Metals & Mining -- 0.3%
    2,431,625           Aleris International, Inc., Initial Term Loan, 7.233%
                        (LIBOR + 475 bps), 2/27/23                                                $   2,441,884
                                                                                                  -------------
                        Total Metals & Mining                                                     $   2,441,884
---------------------------------------------------------------------------------------------------------------
                        Oil & Gas -- 0.4%
    3,229,000           Encino Acquisition Partners Holdings LLC, Second Lien
                        Initial Term Loan, 9.233% (LIBOR + 675 bps), 10/29/25                     $   3,067,550
      416,231           Gavilan Resources LLC, Second Lien Initial Term Loan,
                        8.477% (LIBOR + 600 bps), 3/1/24                                                313,908
                                                                                                  -------------
                        Total Oil & Gas                                                           $   3,381,458
---------------------------------------------------------------------------------------------------------------
                        Personal, Food & Miscellaneous Services -- 0.4%
    3,884,387           Revlon Consumer Products Corp., Initial Term Loan B,
                        6.129% (LIBOR + 350 bps), 9/7/23                                          $   3,053,128
                                                                                                  -------------
                        Total Personal, Food & Miscellaneous Services                             $   3,053,128
---------------------------------------------------------------------------------------------------------------
                        Retail -- 0.3%
    2,461,039           Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.724%
                        (LIBOR + 325 bps), 10/25/20                                               $   2,287,888
                                                                                                  -------------
                        Total Retail                                                              $   2,287,888
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 33

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        Telecommunications -- 1.1%
    3,725,000           Commscope, Inc., Initial Term Loan, 5.733% (LIBOR +
                        325 bps), 4/6/26                                                          $   3,762,716
    5,000,000           Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.733%
                        (LIBOR + 225 bps), 2/22/24                                                    5,010,415
                                                                                                  -------------
                        Total Telecommunications                                                  $   8,773,131
---------------------------------------------------------------------------------------------------------------
                        Utilities -- 0.1%
      951,527           Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                        Initial Term Loan, 4.483% (LIBOR + 200 bps), 8/4/23                       $     953,583
                                                                                                  -------------
                        Total Utilities                                                           $     953,583
---------------------------------------------------------------------------------------------------------------
                        TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                        (Cost $40,251,347)                                                        $  39,462,817
---------------------------------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                        4.0% of Net Assets
   19,200,000(h)        U.S. Treasury Bills, 5/7/19                                               $  19,192,413
    9,676,300(h)        U.S. Treasury Bills, 5/14/19                                                  9,667,970
    1,652,000(h)        U.S. Treasury Bills, 5/21/19                                                  1,649,803
---------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                        (Cost $30,510,197)                                                        $  30,510,186
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------
                        RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                        Machinery -- 0.0%+
          353^+(a)(i)   LTR Intermediate Holdings, Inc.                                           $          --
                                                                                                  -------------
                        Total Machinery                                                           $          --
---------------------------------------------------------------------------------------------------------------
                        Oil, Gas & Consumable Fuels -- 0.0%+
    4,728,525(a)(j)     ANR, Inc.                                                                 $      56,742
        2,136^+(a)(k)   BioScrip, Inc.                                                                      662
        2,136^+(a)(l)   BioScrip, Inc.                                                                      855
          921(a)(m)     Contura Energy, Inc.                                                             18,420
        7,233^+(a)(n)   Midstates Petroleum Co., Inc.                                                        --
                                                                                                  -------------
                        Total Oil, Gas & Consumable Fuels                                         $      76,679
---------------------------------------------------------------------------------------------------------------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $598,120)                                                           $      76,679
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                        TEMPORARY CASH INVESTMENTS --
                        1.0% of Net Assets
                        REPURCHASE AGREEMENTS -- 1.0%
    1,975,000           $1,975,000 ScotiaBank, 2.75%, dated 4/30/19 plus
                        accrued interest on 5/1/19 collateralized by
                        $2,014,711 U.S. Treasury Notes, 2.1%, 5/15/25                             $   1,975,000
    1,975,000           $1,975,000 RBC Capital Markets LLC, 2.73%, dated
                        4/30/19 plus accrued interest on 5/1/19
                        collateralized by the following:
                        $1,882,933 Federal National Mortgage Association,
                        4.0% - 4.5%, 11/1/38 - 2/1/49
                        $131,720 Government National Mortgage Association,
                        5.0%, 1/20/49                                                                 1,975,000
    1,975,000           $1,975,000 TD Securities USA LLC, 2.74%, dated
                        4/30/19 plus accrued interest on 5/1/19 collateralized by
                        $2,014,500 Federal National Mortgage
                        Association, 4.0%, 3/1/49                                                     1,975,000
    1,975,000           $1,975,000 TD Securities USA LLC, 2.76%, dated
                        4/30/19 plus accrued interest on 5/1/19 collateralized by
                        $2,014,500 Federal National Mortgage
                        Association, 4.0%, 3/1/49                                                     1,975,000
                                                                                                  -------------
                                                                                                  $   7,900,000
---------------------------------------------------------------------------------------------------------------
                        TOTAL TEMPORARY CASH INVESTMENTS
                        (Cost $7,900,000)                                                         $   7,900,000
---------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 96.8%
                        (Cost $743,665,577)                                                       $ 747,378,754
---------------------------------------------------------------------------------------------------------------
                        OTHER ASSETS AND LIABILITIES -- 3.2%                                      $  24,734,250
---------------------------------------------------------------------------------------------------------------
                        NET ASSETS -- 100.0%                                                      $ 772,113,004
===============================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $364,801,089, or 47.2% of net assets.

bps       Basis Points.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

ZERO      Zero Constant Index.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 35

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
          Note 1A.

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(e) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(f)       Security is in default.

(g)       Securities are restricted as to resale.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i) LTR Intermediate Holdings, Inc. warrants are exercisable into 353 shares.

(j)       ANR, Inc. warrants are exercisable into 4,728,525 shares.

(k)       BioScrip, Inc. warrants are exercisable into 2,136 shares.

(l)       BioScrip, Inc. warrants are exercisable into 2,136 shares.

(m)       Contura Energy, Inc. warrants are exercisable into 921 shares.

(n) Midstates Petroleum Co., Inc. warrants are exercisable into 7,233 shares.

(x)       Issued as participation notes.

(y)       Issued as participation shares.

(z)       Issued as preference shares.


FUTURES CONTRACT
INDEX FUTURES CONTRACT

----------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration     Notional        Market          Unrealized
Short        Description      Date           Amount          Value           (Depreciation)
----------------------------------------------------------------------------------------------
91           S&P 500 EMINI    6/21/19        $12,828,042     $13,415,675     $(587,633)
----------------------------------------------------------------------------------------------
TOTAL FUTURE CONTRACT                        $12,828,042     $13,415,675     $(587,633)
==============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                  Obligation                       Annual                                  Unrealized
Notional          Reference/         Pay/          Fixed     Expiration     Premiums       Appreciation       Market
Amount ($)(1)     Index              Receive(2)    Rate      Date           Paid           (Depreciation)     Value
-------------------------------------------------------------------------------------------------------------------------
8,192,638         Markit CDX         Receive       5.00%     12/20/19       $  366,274     $(114,292)         $  251,982
                  North America
                  High Yield
                  Index Series 23
5,617,200         Markit CDX         Receive       5.00%     12/20/20          311,505        33,616             345,121
                  North America
                  High Yield
                  Index Series 25
7,148,900         Markit CDX         Receive       5.00%     12/20/23          404,985       239,376             644,361
                  North America
                  High Yield
                  Index Series 31
-------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                           $1,082,764     $ 158,700          $1,241,464
=========================================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/19

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------------------
                                   Obligation                    Annual
Notional                           Reference/      Pay/          Fixed     Expiration    Premiums      Unrealized      Market
Amount ($)(1)    Counterparty      Index           Receive(2)    Rate      Date          (Received)    Appreciation    Value
----------------------------------------------------------------------------------------------------------------------------------
690,000          Goldman Sachs     Chesapeake      Receive       5.00%     6/20/22       $ (77,625)    $109,982        $   32,357
                 International     Energy Corp.
415,000          Goldman Sachs     Chesapeake      Receive       5.00%     6/20/22         (50,837)      70,298            19,461
                 International     Energy Corp.
655,000          Goldman Sachs     Chesapeake      Receive       5.00%     6/20/22         (80,238)     110,953            30,715
                 International     Energy Corp.
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                        $(208,700)    $291,233        $   82,533
==================================================================================================================================
TOTAL SWAP CONTRACTS                                                                     $ 874,064     $449,933        $1,323,997
==================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, aggregated $175,648,390 and $263,767,132, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund engaged in purchases of $5,121,258 and sales of $148,454 pursuant to these procedures, which resulted in a net realized gain/(loss) of $817.

At April 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $747,873,981 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                               $ 26,210,505
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (25,969,368)
                                                                                   ------------
         Net unrealized appreciation                                               $    241,137
                                                                                   ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 37

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------
                                           Level 1         Level 2         Level 3         Total
--------------------------------------------------------------------------------------------------------
Common Stocks
 Oil, Gas & Consumable Fuels               $        --     $         --    $ 1,567,589     $  1,567,589
 All Other Common Stocks                     5,060,356               --             --        5,060,356
Convertible Preferred Stocks
 Health Care Providers &
   Services                                         --               --         98,857           98,857
 All Other Convertible
   Preferred Stocks                         10,786,365               --             --       10,786,365
Preferred Stock                              2,573,323               --             --        2,573,323
Asset Backed Security                               --          763,860             --          763,860
Collateralized Mortgage
 Obligations                                        --       10,618,757             --       10,618,757
Convertible Corporate Bonds                         --       38,171,804             --       38,171,804
Corporate Bonds                                     --                              --
 Transportation                                     --               --        175,000          175,000
 All Other Corporate Bonds                          --      574,044,480             --      574,044,480
Insurance-Linked Securities
 Collateralized Reinsurance
   Multiperil - U.S.                                --               --         76,600           76,600
   Multiperil - Worldwide                           --               --      4,041,130        4,041,130
   Windstorms - Florida                             --               --        907,856          907,856
   Windstorms - U.S. Regional                       --               --         43,980           43,980
 Industry Loss Warranties
   Multiperil - U.S.                                --               --         27,192           27,192
 Reinsurance Sidecars
   All Natural Peril - Worldwide                    --               --      1,834,409        1,834,409
   Multiperil - U.S.                                --               --      1,793,487        1,793,487
   Multiperil - Worldwide                           --               --      7,677,872        7,677,872
 All Other Insurance-Linked
   Securities                                       --        9,166,155             --        9,166,155
Senior Secured Floating Rate
 Loan Interests                                     --       39,462,817             --       39,462,817
U.S. Government and Agency
 Obligations                                        --       30,510,186             --       30,510,186
Rights/Warrants
 Machinery                                          --               --             --*              --*
 Oil, Gas & Consumable Fuels                    18,420           56,742          1,517           76,679
Repurchase Agreements                               --        7,900,000             --        7,900,000
--------------------------------------------------------------------------------------------------------
Total Investments in Securities            $18,438,464     $710,694,801    $18,245,489     $747,378,754
========================================================================================================
Other Financial Instruments
 Net unrealized depreciation
   on futures contracts                    $  (587,633)    $         --    $        --     $   (587,633)
 Swap contracts, at value                           --        1,323,997             --        1,323,997
--------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                     $  (587,633)    $  1,323,997    $        --     $    736,364
========================================================================================================

*     Security valued at $0.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------------
                                        Convertible                  Insurance-
                           Common       Preferred     Corporate      Linked          Rights/
                           Stocks       Stocks        Bonds          Securities      Warrants   Total
-------------------------------------------------------------------------------------------------------------
Balance as
 of 10/31/18               $1,497,919   $67,898       $        --    $ 21,319,302    $ 2,713    $ 22,887,832
Realized
 gain (loss)(1)                    --        --                --        (148,237)        --        (148,237)
Change in
 unrealized
 appreciation
 (depreciation)(2)             69,670    30,959        (2,869,690)     (1,003,715)    (1,196)     (3,773,972)
Accrued
 discounts/
 premiums                          --        --              (310)           (118)        --            (428)
Purchases                          --        --                --       8,330,881         --       8,330,881
Sales                              --        --                --     (12,095,587)        --     (12,095,587)
Transfers in
 to Level 3*                       --        --         3,045,000              --         --       3,045,000
Transfers out
 of Level 3*                       --        --                --              --         --              --
-------------------------------------------------------------------------------------------------------------
Balance as
 of 4/30/19                $1,567,589   $98,857       $   175,000     $16,402,526    $ 1,517    $ 18,245,489
=============================================================================================================

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2019 investments having a value of $3,045,000 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at April 30, 2019:                                       $(3,688,250)
                                                                                           -----------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 39

Statement of Assets and Liabilities | 4/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $743,665,577)           $747,378,754
  Cash                                                                           1,906,543
  Foreign currencies, at value (cost $69,205)                                       68,575
  Swap contracts, at value (net premiums paid $874,064)                          1,323,997
  Futures collateral                                                               568,330
  Swaps collateral                                                                 952,216
  Variation margin for centrally cleared swap contracts                              3,724
  Due from broker for futures                                                      586,478
  Receivables --
     Investment securities sold                                                 18,330,417
     Fund shares sold                                                              486,203
     Interest                                                                    9,692,540
  Other assets                                                                      54,742
-------------------------------------------------------------------------------------------
        Total assets                                                          $781,352,519
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                          $  5,619,680
     Fund shares repurchased                                                     1,064,246
     Distributions                                                                 257,516
     Trustees' fees                                                                  1,736
  Due to broker for swaps                                                        1,246,485
  Net unrealized depreciation on futures contracts                                 587,633
  Variation margin for futures contracts                                            25,025
  Due to affiliates                                                                137,148
  Accrued expenses                                                                 300,046
-------------------------------------------------------------------------------------------
        Total liabilities                                                     $  9,239,515
===========================================================================================
NET ASSETS:
  Paid-in capital                                                             $801,444,892
  Distributable earnings (loss)                                                (29,331,888)
-------------------------------------------------------------------------------------------
        Net assets                                                            $772,113,004
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $520,405,055/54,809,829 shares)                           $       9.49
  Class C (based on $30,470,017/3,141,558 shares)                             $       9.70
  Class R (based on $16,989,812/1,579,828 shares)                             $      10.75
  Class Y (based on $204,248,120/21,493,719 shares)                           $       9.50
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.49 net asset value per share/100%-4.50%
     maximum sales charge)                                                    $       9.94
===========================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Statement of Operations (unaudited)
For the Six Months Ended 4/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                $22,564,540
  Dividends from unaffiliated issuers                                 1,050,468
---------------------------------------------------------------------------------------------------
     Total investment income                                                           $23,615,008
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 2,605,275
  Administrative expense                                                142,746
  Transfer agent fees
     Class A                                                            352,492
     Class C                                                             25,125
     Class R                                                             21,092
     Class Y                                                            117,784
  Distribution fees
     Class A                                                            642,731
     Class C                                                            165,550
     Class R                                                             43,053
  Shareowner communications expense                                      36,029
  Custodian fees                                                         12,887
  Registration fees                                                      33,229
  Professional fees                                                      54,073
  Printing expense                                                       26,021
  Pricing fees                                                           10,830
  Trustees' fees                                                         13,995
  Insurance expense                                                       5,724
  Miscellaneous                                                          56,234
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 4,364,870
---------------------------------------------------------------------------------------------------
       Net investment income                                                           $19,250,138
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(4,112,597)
     Futures contracts                                                  811,153
     Swap contracts                                                     136,861
     Other assets and liabilities denominated in
       foreign currencies                                              (162,328)       $(3,326,911)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $17,862,206
     Futures contracts                                               (1,800,593)
     Swap contracts                                                     148,917
     Other assets and liabilities denominated in
       foreign currencies                                               164,517        $16,375,047
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $13,048,136
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $32,298,274
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 41

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    4/30/19              Year Ended
                                                                    (unaudited)          10/31/18
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $  19,250,138        $  42,833,630
Net realized gain (loss) on investments                                (3,326,911)           5,208,323
Change in net unrealized appreciation (depreciation)
  on investments                                                       16,375,047          (46,044,207)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations           $  32,298,274        $   1,997,746
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.27 and $0.45 per share, respectively)              $ (15,060,605)       $ (23,425,099)
     Class C ($0.24 and $0.39 per share, respectively)                   (830,331)          (6,083,826)
     Class R ($0.28 and $0.47 per share, respectively)                   (465,690)            (872,213)
     Class Y ($0.28 and $0.48 per share, respectively)                 (6,112,867)         (11,004,625)
-------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $ (22,469,493)       $ (41,385,763)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  45,808,195        $ 211,098,816
Reinvestment of distributions                                          20,038,406           36,782,944
Cost of shares repurchased                                           (102,963,226)        (381,046,794)
-------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                           $ (37,116,625)       $(133,165,034)
-------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $ (27,287,844)       $(172,553,051)
NET ASSETS:
Beginning of period                                                 $ 799,400,848        $ 971,953,899
-------------------------------------------------------------------------------------------------------
End of period                                                       $ 772,113,004        $ 799,400,848
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/19

---------------------------------------------------------------------------------------------
                               Six Months     Six Months
                               Ended          Ended
                               4/30/19        4/30/19          Year Ended      Year Ended
                               Shares         Amount           10/31/18        10/31/18
                               (unaudited)    (unaudited)      Shares          Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                     2,439,840     $ 22,742,300      16,425,475     $ 157,412,106
Reinvestment of
  distributions                 1,447,321       13,388,343       2,124,353        20,405,552
Less shares repurchased        (6,482,729)     (60,289,478)    (14,737,775)     (141,604,735)
---------------------------------------------------------------------------------------------
     Net increase
       (decrease)              (2,595,568)    $(24,158,835)      3,812,053     $  36,212,923
=============================================================================================
Class C
Shares sold                       142,248     $  1,340,259         413,159     $   4,059,361
Reinvestment of
  distributions                    79,659          751,489         589,122         5,794,772
Less shares repurchased        (1,005,164)      (9,536,655)    (16,322,682)     (159,702,784)
---------------------------------------------------------------------------------------------
     Net decrease                (783,257)    $ (7,444,907)    (15,320,401)    $(149,848,651)
=============================================================================================
Class R
Shares sold                       207,009     $  2,179,324         324,678     $   3,539,805
Reinvestment of
  distributions                    41,137          431,024          72,776           791,978
Less shares repurchased          (402,910)      (4,240,548)       (859,962)       (9,409,948)
---------------------------------------------------------------------------------------------
     Net decrease                (154,764)    $ (1,630,200)       (462,508)    $  (5,078,165)
=============================================================================================
Class Y
Shares sold                     2,100,043     $ 19,546,312       4,773,706     $  46,087,544
Reinvestment of
  distributions                   590,262        5,467,550       1,017,895         9,790,642
Less shares repurchased        (3,113,582)     (28,896,545)     (7,309,538)      (70,329,327)
---------------------------------------------------------------------------------------------
     Net decrease                (423,277)    $ (3,882,683)     (1,517,937)    $ (14,451,141)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year        Year        Year
                                                             4/30/19      Ended       Ended        Ended       Ended       Ended
                                                             (unaudited)  10/31/18    10/31/17     10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.37     $   9.80    $   9.43     $   9.33    $   10.54   $  11.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.23(a)  $   0.47(a) $   0.46(a)  $   0.46(a) $   0.44(a) $   0.46
  Net realized and unrealized gain (loss) on investments         0.16        (0.45)       0.38         0.19       (0.73)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.39     $   0.02    $   0.84     $   0.65    $  (0.29)   $   0.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.27)    $  (0.45)   $  (0.47)    $  (0.48)   $  (0.45)   $  (0.49)
  Net realized gain                                                --           --          --        (0.07)      (0.47)      (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.27)    $  (0.45)   $  (0.47)    $  (0.55)   $  (0.92)   $  (0.88)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.12     $  (0.43)   $   0.37     $   0.10    $  (1.21)   $  (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.49     $   9.37    $   9.80     $   9.43    $   9.33    $  10.54
====================================================================================================================================
Total return (b)                                                 4.28%(c)     0.21%       9.05%(d)     7.29%      (2.97)%      3.22%
Ratio of net expenses to average net assets                      1.17%(e)     1.14%       1.15%        1.17%       1.17%       1.15%
Ratio of net investment income (loss) to average net assets      5.01%(e)     4.87%       4.80%        5.09%       4.51%       4.34%
Portfolio turnover rate                                            24%(c)       45%         39%          41%         32%         28%
Net assets, end of period (in thousands)                     $520,405     $537,907    $525,164     $580,260    $651,646    $895,795
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended       Year       Year         Year        Year        Year
                                                               4/30/19     Ended      Ended        Ended       Ended       Ended
                                                               (unaudited) 10/31/18   10/31/17     10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.57     $ 10.01    $   9.63     $   9.52    $  10.74    $  11.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.20(a)  $  0.40(a) $   0.41(a)  $   0.41(a) $   0.38(a) $   0.40
  Net realized and unrealized gain (loss) on investments          0.17       (0.45)       0.38         0.19       (0.75)      (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.37     $ (0.05)   $   0.79     $   0.60    $  (0.37)   $   0.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.24)    $ (0.39)   $  (0.41)    $  (0.42)   $  (0.38)   $  (0.42)
  Net realized gain                                                 --          --          --        (0.07)      (0.47)      (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.24)    $ (0.39)   $  (0.41)    $  (0.49)   $  (0.85)   $  (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.13     $ (0.44)   $   0.38     $   0.11    $  (1.22)   $  (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.70     $  9.57    $  10.01     $   9.63    $   9.52    $  10.74
====================================================================================================================================
Total return (b)                                                  3.91%(c)   (0.52)%      8.29%(d)     6.60%      (3.64)%      2.41%
Ratio of net expenses to average net assets                       1.94%(e)    1.86%       1.86%        1.88%       1.89%       1.83%
Ratio of net investment income (loss) to average net assets       4.24%(e)    4.10%       4.11%        4.40%       3.79%       3.65%
Portfolio turnover rate                                             24%(c)      45%         39%          41%         32%         28%
Net assets, end of period (in thousands)                       $30,470     $37,546    $192,558     $259,910    $310,805    $397,186
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year       Year        Year        Year       Year
                                                                 4/30/19     Ended      Ended       Ended       Ended      Ended
                                                                 (unaudited) 10/31/18   10/31/17    10/31/16*   10/31/15*  10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $ 10.61     $ 11.09    $ 10.68     $ 10.53     $ 11.84    $ 12.39
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $  0.24(a)  $  0.49(a) $  0.48(a)  $  0.49(a)  $  0.46(a) $  0.48
  Net realized and unrealized gain (loss) on investments            0.18       (0.50)      0.41        0.22       (0.83)     (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.42     $ (0.01)   $  0.89     $  0.71     $ (0.37)   $  0.34
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $ (0.28)    $ (0.47)   $ (0.48)    $ (0.49)    $ (0.47)   $ (0.50)
  Net realized gain                                                   --          --         --       (0.07)      (0.47)     (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.28)    $ (0.47)   $ (0.48)    $ (0.56)    $ (0.94)   $ (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.14     $ (0.48)   $  0.41     $  0.15     $ (1.31)   $ (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.75     $ 10.61    $ 11.09     $ 10.68     $ 10.53    $ 11.84
====================================================================================================================================
Total return (b)                                                    4.09%(c)   (0.14)%     8.50%(d)    7.11%(e)   (3.36)%     2.82%
Ratio of net expenses to average net assets                         1.55%(f)    1.50%      1.56%       1.49%       1.51%      1.49%
Ratio of net investment income (loss) to average net assets         4.63%(f)    4.48%      4.39%       4.76%       4.16%      3.99%
Portfolio turnover rate                                              24%(c)       45%        39%         41%         32%        28%
Net assets, end of period (in thousands)                         $16,990     $18,405    $24,366     $29,721     $36,931    $51,146
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year        Year        Year
                                                             4/30/19      Ended       Ended        Ended       Ended       Ended
                                                             (unaudited)  10/31/18    10/31/17     10/31/16*   10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.38     $   9.81    $   9.44     $   9.34    $  10.55    $  11.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.24(a)  $   0.50(a) $   0.49(a)  $   0.49(a) $   0.47(a) $   0.50
  Net realized and unrealized gain (loss) on investments         0.16        (0.45)       0.37         0.18       (0.73)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.40     $   0.05    $   0.86     $   0.67    $  (0.26)   $   0.38
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.28)    $  (0.48)   $  (0.49)    $  (0.50)   $  (0.48)   $  (0.52)
  Net realized gain                                                --           --          --        (0.07)      (0.47)      (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.28)    $  (0.48)   $  (0.49)    $  (0.57)   $  (0.95)   $  (0.91)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.12     $  (0.43)   $   0.37     $   0.10    $  (1.21)   $  (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.50     $   9.38    $   9.81     $   9.44    $   9.34    $  10.55
====================================================================================================================================
Total return (b)                                                 4.43%(c)     0.51%       9.34%(d)     7.62%      (2.69)%      3.55%
Ratio of net expenses to average net assets                      0.89%(e)     0.85%       0.87%        0.87%       0.88%       0.84%
Ratio of net investment income (loss) to average net assets      5.29%(e)     5.15%       5.08%        5.39%       4.77%       4.64%
Portfolio turnover rate                                            24%(c)       45%         39%          41%         32%         28%
Net assets, end of period (in thousands)                     $204,248     $205,543    $229,866     $230,343    $264,761    $254,504
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 47

Notes to Financial Statements | 4/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the "Fund") is a Delaware statutory Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of April 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

48 Pioneer High Yield Fund | Semiannual Report | 4/30/19 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 49

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

50 Pioneer High Yield Fund | Semiannual Report | 4/30/19 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.22% of net assets. The value of these fair valued securities was $1,667,963.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 51 between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $41,385,763
      --------------------------------------------------------------------------
          Total                                                     $41,385,763
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  3,265,983
      Capital loss carryforward                                     (26,511,206)
      Dividend payable                                                 (272,071)
      Net unrealized appreciation                                   (15,643,375)
      --------------------------------------------------------------------------
          Total                                                    $(39,160,669)
      ==========================================================================

52 Pioneer High Yield Fund | Semiannual Report | 4/30/19

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds and preferred stocks.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,855 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 53

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/19

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 55

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of April 30, 2019 are disclosed in the Fund's Schedule of Investments.

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the

56 Pioneer High Yield Fund | Semiannual Report | 4/30/19 underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended April 30, 2019, was $(13,562,221). Open futures contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

K.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 57

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended April 30, 2019, was $776,662. Open credit default swap contracts at April 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next
$1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% (annualized) of the Fund's average daily net assets.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/19

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,500 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $30,876
Class C                                                                   2,340
Class R                                                                   2,426
Class Y                                                                     387
--------------------------------------------------------------------------------
 Total                                                                  $36,029
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $66,648 in distribution fees payable to the Distributor at April 30, 2019.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 59

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2019, CDSCs in the amount of $1,065 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2019, the Fund had no borrowings under the credit facility.

60 Pioneer High Yield Fund | Semiannual Report | 4/30/19

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close-out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 61

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2019.

-------------------------------------------------------------------------------------------------
                  Derivative
                  Assets
                  Subject to        Derivatives    Non-Cash        Cash            Net Amount
                  Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty      Agreement         for Offset     Received (a)    Received (a)    Assets (b)
-------------------------------------------------------------------------------------------------
Goldman Sachs
 International    $291,233          $ --           $ --            $ --            $291,233
 Total            $291,233          $ --           $ --            $ --            $291,233
=================================================================================================

--------------------------------------------------------------------------------------------------
                  Derivative
                  Liabilities
                  Subject to        Derivatives    Non-Cash        Cash            Net Amount
                  Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty      Agreement         for Offset     Pledged (a)     Pledged (a)     Liabilities (c)
--------------------------------------------------------------------------------------------------
Goldman Sachs
 International    $ --              $ --           $ --            $ --            $ --
 Total            $ --              $ --           $ --            $ --            $ --
==================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

62 Pioneer High Yield Fund | Semiannual Report | 4/30/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019, was as follows:

---------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                Foreign
                                     Interest     Credit        Exchange     Equity      Commodity
                                     Rate Risk    Risk          Rate Risk    Risk        Risk
---------------------------------------------------------------------------------------------------
Assets
Swap contracts, at value             $ --         $1,323,997    $ --         $     --    $ --
---------------------------------------------------------------------------------------------------
 Total Value                         $ --         $1,323,997    $ --         $     --    $ --
===================================================================================================
Liabilities
Net unrealized depreciation
 on futures contracts                $ --         $       --    $ --         $587,633    $ --
---------------------------------------------------------------------------------------------------
 Total Value                         $ --         $       --    $ --         $587,633    $ --
===================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019, was as follows:

-----------------------------------------------------------------------------------------------------
Statement of Operations
                                                              Foreign
                                     Interest     Credit      Exchange     Equity          Commodity
                                     Rate Risk    Risk        Rate Risk    Risk            Risk
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Futures contracts                   $ --         $     --    $ --         $   811,153     $ --
 Swap contracts                        --          136,861      --                  --       --
-----------------------------------------------------------------------------------------------------
 Total Value                         $ --         $136,861    $ --         $   811,153     $ --
=====================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Futures contracts                   $ --         $     --    $ --         $(1,800,593)    $ --
 Swap contracts                        --          148,917      --                  --       --
-----------------------------------------------------------------------------------------------------
 Total Value                         $ --         $148,917    $ --         $(1,800,593)    $ --
=====================================================================================================

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 63

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial and
Lisa M. Jones                                Accounting Officer
Lorraine H. Monchak                        Christopher J. Kelley, Secretary and
Marguerite A. Piret                          Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

64 Pioneer High Yield Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 65

                          This page is for your notes.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/19

                          This page is for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/19 67

                          This page is for your notes.

68 Pioneer High Yield Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19383-13-0619



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.